           MORGAN STANLEY INSTITUTIONAL FUND TRUST - INVESTMENT GRADE
                             FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

                                                                     AMOUNT OF     % OF    % OF
                                       OFFERING        TOTAL          SHARES     OFFERING  FUNDS
    SECURITY       PURCHASE/  SIZE OF  PRICE OF      AMOUNT OF       PURCHASED  PURCHASED  TOTAL                        PURCHASED
    PURCHASED     TRADE DATE OFFERING   SHARES        OFFERING        BY FUND    BY FUND  ASSETS        BROKERS           FROM
------------------------------------------------------------------------------------------------------------------------------------
 Banc of America   11/09/07     --      $100.55  $817,600,000.00   2,650,000.00    0.32%   0.52%   Banc of America       Banc of
  Comm Mtg 2007                                                                                    Securities LLC,       America
   5.7451% due                                                                                    Lehman Brothers,
    2/10/2051                                                                                       Morgan Stanley

General Electric   11/29/07     --      $99.195  $4,000,000,000.00 2,310,000.00   0.05%    0.44%    Citi, JPMorgan,       Lehman
 Company 5.250%                                                                                    Lehman Brothers,      Brothers
  due 12/6/2017                                                                                     Morgan Stanley

AT&T Inc. 6.300%   12/03/07     --      $99.559  $2,000,000,000.00  $775,000.00   0.03%    0.14%   Goldman, Sachs &      JPMorgan
  due 1/15/2038                                                                                     Co., JPMorgan,      Securities
                                                                                                       Wachovia
                                                                                                     Securities,
                                                                                                    Deutsche Bank
                                                                                                  Securities, Lehman
                                                                                                    Brothers, RBS
                                                                                                  Greenwich Capital,
                                                                                                   Cabrera Capital
                                                                                                    Markets, LLC,
                                                                                                    Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                      CastleOak
                                                                                                  Securities, L.P.,
                                                                                                 Morgan Stanley, UBS
                                                                                                   Investment Bank

  United Health    02/04/08     --    $99.909000 $1,100,000,000.00    530,000     0.04%    2.72%   Banc of America      Citigroup
Group Inc. 6.00%                                                                                   Securities LLC,
 due 2/15/2018                                                                                     Citi, JPMorgan,
                                                                                                    Deutsche Bank
                                                                                                   Securities, Bear
                                                                                                 Stearns & Co. Inc.,
                                                                                                     Loop Capital
                                                                                                    Markets, LLC,
                                                                                                   Goldman, Sachs &
                                                                                                  Co., Merrill Lynch
                                                                                                    & Co., Morgan
                                                                                                   Stanley, Lehman
                                                                                                    Brothers, The
                                                                                                   Williams Capital
                                                                                                     Group, L.P.

 Hewlett Packard   02/25/08     --    $99.932000  $750,000,000.00     225,000     0.03%    0.04%        Banc of      Banc of America
  Co. 5.50% due                                                                                        America          Securities
    3/1/2018                                                                                         Securities
                                                                                                     LLC, HSBC,
                                                                                                      JPMorgan,
                                                                                                        Lehman
                                                                                                     Brothers, BNP
                                                                                                       PARIBAS,
                                                                                                        Morgan
                                                                                                       Stanley,
                                                                                                    Credit Suisse,
                                                                                                    RBS Greenwich
                                                                                                       Capital,
                                                                                                    Deutsche Bank
                                                                                                     Securities,
                                                                                                       SOCIETE
                                                                                                      GENERALE,
                                                                                                   Lehman Brothers

Biogen IDEC Inc.    02/28/08    --    $99.184000  $550,000,000,00   570,000.00    0.10%    0.12%    Goldman, Sachs   Merrill Lynch &
   6.875% due                                                                                       & Co., Banc of         Co.
    3/1/2018                                                                                           America
                                                                                                     Securities
                                                                                                     LLC, Citi,
                                                                                                      JPMorgan,
                                                                                                       Lehman
                                                                                                      Brothers,
                                                                                                    Merrill Lynch
                                                                                                    & Co., Morgan
                                                                                                    Stanley, UBS
                                                                                                   Investment Bank